UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2021

SABRA HEALTH CARE REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman Avenue	Suite 550	Irvine	CA	92612
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number including area code: (888) 393-8248
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SBRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 16, 2021, the Board of Directors of Sabra Health Care REIT, Inc., a Maryland corporation (the “Company”), approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to (i) adopt certain gender-neutral titles, including the title of chair in place of chairman, and (ii) make additional clarifying, conforming, and non-substantive changes. The Bylaws became effective immediately.
The foregoing summary of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a) The annual meeting of stockholders of the Company (the “Annual Meeting”) was held on June 16, 2021.
(b) At the Annual Meeting, the Company’s stockholders (a) elected the eleven nominees identified in the table below to the Board of Directors of the Company to serve until the Company’s 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified (“Election of Directors”), (b) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Auditor Ratification”) and (c) approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2021 (“Advisory Compensation Vote”). Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

	For	Against	Abstain	Broker Non-Votes
Craig A. Barbarosh	157,516,548	20,070,976	191,403	15,067,148
Katie Cusack	176,654,603	942,951	181,373	15,067,148
Michael J. Foster	175,272,949	2,002,245	503,733	15,067,148
Ronald G. Geary	175,316,024	1,955,924	506,979	15,067,148
Lynne S. Katzmann	168,582,878	8,698,176	497,873	15,067,148
Ann Kono	176,613,369	985,453	180,105	15,067,148
Raymond J. Lewis	175,638,948	1,625,294	514,685	15,067,148
Jeffrey A. Malehorn	175,859,179	1,400,176	519,572	15,067,148
Richard K. Matros	164,740,082	5,726,202	7,312,643	15,067,148
Clifton J. Porter II	176,606,580	966,628	205,719	15,067,148
Milton J. Walters	175,190,844	2,069,556	518,527	15,067,148

Auditor Ratification

For	Against	Abstain	Broker Non-Votes
188,580,354	4,082,584	183,137	—

Advisory Compensation Vote

For	Against	Abstain	Broker Non-Votes
165,157,697	12,206,302	414,928	15,067,148

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Sabra Health Care REIT, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

/S/ HAROLD W. ANDREWS, JR.
Name:	Harold W. Andrews, Jr.
Title:	Executive Vice President, Chief Financial Officer and Secretary
Date: June 17, 2021